As filed with the Securities and Exchange Commission on February 13, 2014
Registration No. 333-193881

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Pre-Effective Amendment No. 1 to

FORM S-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

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Midwest Holding Inc.
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 (Exact name of registrant as specified in its charter)

Nebraska	000-10685	20-0362426
(State or other jurisdiction of	(Primary standard industrial classification	(I.R.S. Employer
incorporation or organization)	code number)	Identification No.)

2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
(402) 489-8266
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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Mark A. Oliver, Chief Executive Officer
2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
(402) 489-8266
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

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COPIES TO:

Reid A. Godbolt, Esq.
Jones & Keller, P.C.
1999 Broadway, Suite 3150
Denver, Colorado 80202
(303) 573-1600

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Approximate date of commencement of proposed plan and agreement of exchange: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [   ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [    ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [    ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ] (Do not check if a smaller reporting company) Smaller reporting company [X]

The Registrant amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a) of the Securities Act, may determine.

EXPLANATORY NOTE

Midwest Holding Inc. is filing this pre-effective Amendment No. 1 (this “Amendment”) to the Registration Statement on Form S-4 (Registration No. 333-193881) (the “Registration Statement) as an exhibit-only filing to file Exhibit 8.1. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 21 of Part II of the Registration Statement, the signature pages to the Registration Statement, the exhibit index and the filed exhibit. The proxy-statement – prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) EXHIBITS

Exhibit Number	Description of Exhibits
2.1	Plan and Agreement of Exchange – Midwest Holding Inc., Great Plains Financial Corporation and Security Capital Corporation dated November 25, 2013 - See Appendix A

3.1	Amended and Restated Articles of Incorporation, dated March 29, 2010 (Incorporated by reference to Exhibit 3.1 to the Form 10 Registration Statement, filed on December 12, 2011)

3.2	Articles of Amendment to the Amended and Restated Articles of Incorporation, dated May 6, 2010 (Incorporated by reference to Exhibit 3.2 to the Company’s Form 10 Registration Statement, filed December 12, 2011)

3.3	Amended and Restated Bylaws. (Incorporated by reference to Exhibit 3.3 to the Form 10 Registration Statement, filed December 12, 2011.)

5.1	Opinion and consent of Jones & Keller, P.C. as to the legality of Midwest Holding Inc. voting common stock**

8.1	Opinion and consent of Jones & Keller, P.C. regarding tax matters*

10.1	Employment Agreement, dated July 1, 2011, by and between Midwest Holding Inc. and Travis Meyer. (Incorporated by reference to Exhibit 10.1 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.2	Employment Agreement, dated July 1, 2011, by and between Midwest Holding Inc. and Mark Oliver. (Incorporated by reference to Exhibit 10.2 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.3

Consulting and Advisory Agreement, dated September 1, 2009, by and between Midwest Holding Inc. and Bison Capital Corp. (f/k/a Corporate Development Inc.). (Incorporated by reference to Exhibit 1032 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.4

Administrative Services Agreement, dated August 17, 2009, by and between American Life & Security Corp. and Investors Heritage Life Insurance Company. (Incorporated by reference to Exhibit 10.4 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.5

Administrative Services Agreement, dated August 17, 2009, by and between Midwest Holding Inc. and Investors Heritage Life Insurance Company. (Incorporated by reference to Exhibit 10.5 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

Part II - 1

10.6

Automatic Reinsurance Agreement, dated August 1, 2009, by and between American Life & Security Corp. and Optimum Re Insurance Company. (Incorporated by reference to Exhibit 10.6 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.7

Amendment Number One to Automatic Reinsurance Agreement, dated August 1, 2009, by and between American Life & Security Corp. and Optimum Re Insurance Company. (Incorporated by reference to Exhibit 10.7 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.8

Amendment Number Two to Automatic Reinsurance Agreement, dated August 1, 2009, by and between American Life & Security Corp. and Optimum Re Insurance Company. (Incorporated by reference to Exhibit 10.8 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.9

Bulk Reinsurance Agreement, dated September 1, 2009, by and between American Life & Security Corp. and Optimum Re Insurance Company. (Incorporated by reference to Exhibit 10.9 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.10

Amendment to all Reinsurance Agreements, dated August 4, 2011, by and between American Life & Security Corp. and Optimum Re Insurance Company. (Incorporated by reference to Exhibit 10.10 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.11

Automatic Reinsurance Agreement, dated August 1, 2009, by and between American Life & Security Corp. and Investors Heritage Life Insurance Company. (Incorporated by reference to Exhibit 10.11 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.12	Reinsurance Agreement, dated January 1, 2010, by and between American Life & Security Corp. and Security National Life Insurance Company. (Incorporated by reference to Exhibit 10.12 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.13

Master Reinsurance Agreement, dated December 20, 1999, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.13 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

10.14

Amendment Number One to Master Reinsurance Agreement, dated December 20, 1999, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.14 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

10.15

Reinsurance Agreement Number One, dated December 31, 1999, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.15 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

Part II - 2

10.16

Amendment Number One to Reinsurance Agreement Number One dated December 31, 1999, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.16 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

10.17

Master Reinsurance Agreement, dated April 1, 2000, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.17 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

10.18

Reinsurance Agreement Number One, dated April 1, 2000, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.18 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

10.19

Agency Agreement, dated September 1, 2009, by and between American Life & Security Corp. and Great American Marketing, Inc. (Incorporated by reference to Exhibit 10.19 to the Company’s Amendment No. 2 to Form 10 Registration Statement, filed March 20, 2012.)

10.20	Employment Agreement, dated December 1, 2011, by and between Midwest Holding Inc. and Rick Meyer. (Incorporated by reference to Exhibit 10.20 to the Company’s Amendment No. 2 to Form 10 Registration Statement, filed March 20, 2012.)

11	Statement re: Computation of per share earnings (see financial statements included herein)

21.1	List of Subsidiaries (Incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed April 1, 2013.)

23.1	Consent of Jones & Keller, P.C. (see Exhibit 5.1)

23.2	Consent of Jones & Keller, P.C. (see Exhibit 8.1)

23.3	Consent of McGladrey LLP with respect to Midwest Holding Inc.**

23.4	Consent of McGladrey LLP with respect to Great Plains Financial Corporation**

23.5	Consent of Kerber, Eck & Braeckel LLP**

25	Power of Attorney**

*	Filed herewith.

**	Previously Filed

(b)	FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES.

See "Financial Statements."

Part II - 3

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lincoln, State of Nebraska, on February 13, 2014.

MIDWEST HOLDING INC.

By:	/s/ Mark A. Oliver
Mark A. Oliver, Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
*
Rick D. Meyer	Chairman of the Board	February 13, 2014

/s/ Mark A. Oliver
Mark A. Oliver	Chief Executive Officer / Treasurer	February 13, 2014
(Principal Executive Officer and
Financial Officer)

*
Travis R. Meyer	Vice Chairman / Director	February 13, 2014

*
Milton G. Tenopir	Director	February 13, 2014

*
James M. Ballard	Director	February 13, 2014

*
Leslie R. Meyer	Director	February 13, 2014

*
John R. Perkins	Director	February 13, 2014

*
Jack Theeler	Director	February 13, 2014

/s/ Mark A. Oliver
* Mark A. Oliver as Attorney in-Fact

Signature Page

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
2.1	Plan and Agreement of Exchange – Midwest Holding Inc., Great Plains Financial Corporation and Security Capital Corporation dated November 25, 2013 - See Appendix A

3.1	Amended and Restated Articles of Incorporation, dated March 29, 2010 (Incorporated by reference to Exhibit 3.1 to the Form 10 Registration Statement, filed on December 12, 2011)

3.2

Articles of Amendment to the Amended and Restated Articles of Incorporation, dated May 6, 2010 (Incorporated by reference to Exhibit 3.2 to the Company’s Form 10 Registration Statement, filed December 12, 2011)

3.3	Amended and Restated Bylaws. (Incorporated by reference to Exhibit 3.3 to the Form 10 Registration Statement, filed December 12, 2011.)

5.1	Opinion and consent of Jones & Keller, P.C. as to the legality of Midwest Holding Inc. voting common stock**

8.1	Opinion and consent of Jones & Keller, P.C. regarding tax matters*

10.1

Employment Agreement, dated July 1, 2011, by and between Midwest Holding Inc. and Travis Meyer. (Incorporated by reference to Exhibit 10.1 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.2

Employment Agreement, dated July 1, 2011, by and between Midwest Holding Inc. and Mark Oliver. (Incorporated by reference to Exhibit 10.2 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.3

Consulting and Advisory Agreement, dated September 1, 2009, by and between Midwest Holding Inc. and Bison Capital Corp. (f/k/a Corporate Development Inc.). (Incorporated by reference to Exhibit 1032 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.4

Administrative Services Agreement, dated August 17, 2009, by and between American Life & Security Corp. and Investors Heritage Life Insurance Company. (Incorporated by reference to Exhibit 10.4 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.5

Administrative Services Agreement, dated August 17, 2009, by and between Midwest Holding Inc. and Investors Heritage Life Insurance Company. (Incorporated by reference to Exhibit 10.5 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.6

Automatic Reinsurance Agreement, dated August 1, 2009, by and between American Life & Security Corp. and Optimum Re Insurance Company. (Incorporated by reference to Exhibit 10.6 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.7

Amendment Number One to Automatic Reinsurance Agreement, dated August 1, 2009, by and between American Life & Security Corp. and Optimum Re Insurance Company. (Incorporated by reference to Exhibit 10.7 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.8	Amendment Number Two to Automatic Reinsurance Agreement, dated August 1, 2009, by and between American Life & Security Corp. and Optimum Re Insurance Company. (Incorporated by reference to Exhibit 10.8 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.9

Bulk Reinsurance Agreement, dated September 1, 2009, by and between American Life & Security Corp. and Optimum Re Insurance Company. (Incorporated by reference to Exhibit 10.9 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.10

Amendment to all Reinsurance Agreements, dated August 4, 2011, by and between American Life & Security Corp. and Optimum Re Insurance Company. (Incorporated by reference to Exhibit 10.10 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.11

Automatic Reinsurance Agreement, dated August 1, 2009, by and between American Life & Security Corp. and Investors Heritage Life Insurance Company. (Incorporated by reference to Exhibit 10.11 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.12

Reinsurance Agreement, dated January 1, 2010, by and between American Life & Security Corp. and Security National Life Insurance Company. (Incorporated by reference to Exhibit 10.12 to the Company’s Form 10 Registration Statement, filed December 12, 2011.)

10.13

Master Reinsurance Agreement, dated December 20, 1999, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.13 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

10.14

Amendment Number One to Master Reinsurance Agreement, dated December 20, 1999, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.14 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

10.15

Reinsurance Agreement Number One, dated December 31, 1999, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.15 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

10.16

Amendment Number One to Reinsurance Agreement Number One dated December 31, 1999, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.16 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

10.17

Master Reinsurance Agreement, dated April 1, 2000, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.17 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

10.18	Reinsurance Agreement Number One, dated April 1, 2000, by and between Old Reliance Insurance Company and American Founders Life Insurance Company. (Incorporated by reference to Exhibit 10.18 to the Company’s Amendment No. 1 to Form 10 Registration Statement, filed February 3, 2012.)

10.19

Agency Agreement, dated September 1, 2009, by and between American Life & Security Corp. and Great American Marketing, Inc. (Incorporated by reference to Exhibit 10.19 to the Company’s Amendment No. 2 to Form 10 Registration Statement, filed March 20, 2012.)

10.20

Employment Agreement, dated December 1, 2011, by and between Midwest Holding Inc. and Rick Meyer. (Incorporated by reference to Exhibit 10.20 to the Company’s Amendment No. 2 to Form 10 Registration Statement, filed March 20, 2012.)

11	Statement re: Computation of per share earnings (see financial statements included herein)

21.1	List of Subsidiaries (Incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed April 1, 2013.)

23.1	Consent of Jones & Keller, P.C. (see Exhibit 5.1)

23.2	Consent of Jones & Keller, P.C. (see Exhibit 8.1)

23.3	Consent of McGladrey LLP with respect to Midwest Holding Inc.**

23.4	Consent of McGladrey LLP with respect to Great Plains Financial Corporation**

23.5	Consent of Kerber, Eck & Braeckel LLP**

25	Power of Attorney**

*	Filed herewith.

**	Previously Filed